Annual Report

December 31, 2002

Western Asset Premier Bond Fund

Dear Shareholders:

The Western Asset Premier Bond Fund was launched at the end of March 2002, with about $150 million in assets. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. As we draw closer to the Fund’s first anniversary, upon reflection it appears as if we’ve all gone through a baptism by fire. Bond yields have been unusually high this past year compared to Treasury yields and to inflation, but investors have been subjected to extreme volatility, in turn driven by an extraordinary combination of defaults and corporate malfeasance scandals. It hasn’t been all that pleasant, but we believe that we are beginning to see some light at the end of the tunnel for reasons I’ll expound on below.

Market environment. This past year brought mixed blessings for the bond market. Treasury yields fell across the board and Treasury bond prices rose substantially, but corporate bond investors found the going unusually rough. As the year opened, markets were generally optimistic that the economy had embarked on a healthy recovery path. This optimism faded as the year progressed, however, as a series of shocks undermined investors’ confidence. Geopolitical tensions heated up; corporate governance scandals and massive defaults were announced; oil prices rose; deflation concerns mounted; and the European and Japanese economies lost momentum. As a result, equity markets entered a third year of significant price declines, corporate bond prices failed to keep pace with their Treasury counterparts, and a string of defaults eroded the returns on many diversified bond portfolios. Fears were allayed as the Fed surprised the markets by dropping the funds rate to 1.25% in November, and perhaps more importantly by the news that several Fed governors indicated that the Fed had no qualms about its ability to fight deflation should it occur. The perception that deflation risk had thus been significantly reduced helped the corporate bond market stage an impressive recovery in the closing weeks of the year.

On balance, short- and intermediate-term rates moved sharply lower over the course of the year, with 2-year Treasury yields falling from just over 3% to as low as 1.6%—a level not seen in more than a generation, and one suggesting that the economy was definitely not in good health. Yields on long-maturity BAA securities, in contrast, fell only modestly, from 8% to about 7.4%. Normally, this would have meant healthy price gains on top of generous coupons, but a series of defaults and downgrades offset much of the gains, leaving the long BAA sector with a total return (price gains/losses plus interest income) of just under 10%, according to Lehman Brothers, compared to a 16.8% total return on long-maturity Treasuries. High-yield bond investors, meanwhile, suffered negative total returns for the year.

Fund performance. With a strong emphasis on the BBB sector of the corporate bond market, and a secondary emphasis on emerging market and high-yield bonds, the Fund was exposed to a very unfriendly climate for most of the year. Although we were not able to avoid all of the downgrades, we did have some successes, and thanks to our efforts to keep the portfolio well diversified, losses were relatively contained. Performance picked up sharply in the final three months of the year, with the Fund’s investments generating a total return of 6.69% (price gains/losses plus interest income, net of expenses) over the three-month period. The Fund was able to pay monthly dividends to common shareholders, at an annualized rate of 8.5% as initially projected, and its total return (price gains/losses plus interest income, net of expenses) was 1.98% for the period from March 28, 2002 (commencement of investment operations) to December 31, 2002. For reference, the Lehman Bros. BAA Credit Index had a total return of 9.0% for the period, and the Lehman High-Yield Index registered -3.1%. The Fund’s share price fell from $15.00 to $14.25 over the course of the period.

Economic outlook. If the latter half of the 1990s was all about reward, the current decade is all about risk: bear markets in equities; high default rates; corporate governance scandals; terrorist attacks; and a looming, potentially dual-front war. The challenge facing investors these days is judging whether the risk premium priced into securities offers adequate compensation for this unique set of global risks.

Inferring from today’s extremely low level of short-term Treasury yields, the U.S. bond market is quite pessimistic over the near-term prospects for the economy. Forward rates do not anticipate any Fed tightening until late 2003, and spreads on high-yield and emerging market bonds imply that, over the next 10 years, roughly half of the issuers will default. Spreads on long investment-grade bonds imply a cumulative default rate of 20%, far above the historical norm. Will things really prove to be this bad?

For several years we have maintained that the outlook for the economy was neither robust nor grim. Although it is fashionable to bemoan the tepid pace of the U.S. recovery, the reality is that the economy has grown at close to an average pace, the unemployment rate is at the low end of historical ranges, housing remains quite strong, and real incomes continue to rise. We believe that the U.S. has continued to enjoy general prosperity because productivity has been strong and the U.S. economy is fundamentally dynamic. To be sure, growth has not been sufficient to consume the excess capacity plaguing many industries, so investment and jobs growth have been relatively weak. Plus, modest growth and an inability to raise prices has equated to quite a challenging market for many highly-indebted companies.

Nevertheless, we believe that risk premiums generally underestimate the inherent vitality of the economy and the power of favorable fiscal and monetary policy. There are the obvious barriers to growth, of course, chief among them geopolitical risk, corporate governance issues, and high energy prices. But there is little doubt that monetary policy is now accommodative after many years of being restrictive. A friendly Fed, deleveraging, corporate restructuring, and the passage of time are effective antidotes to many of the problems that have plagued the economy in recent years. For these reasons we expect to see a continued, but gradual reversal of the pessimism still evident in both the stock and bond markets today, as the reality of moderate growth and low inflation becomes more widely embraced. The Fed is likely to keep inflation low and steady, and that should provide fertile ground for the productivity gains that lead to improved earnings. If the Bush administration is able to deliver some degree of tax reform, this could give the economy an added boost in the second half of 2003. An Iraq war could have negative economic consequences, of course, but bad news is already priced into the market, and uncertainty abounds. Any form of resolution to the conflict could be positive from a long-term perspective.

Consistent with these views, we are attracted to the valuations attached to riskier securities, and see little need for the very expensive shelter offered by short- and intermediate-term Treasuries. If our expectations prove correct, we should see some upward pressure on short-term Treasury yields as the year progresses. Meanwhile, long-term yields still look attractive to us at current levels given continued low inflation and moderate growth. To the extent that stronger growth and spreading optimism cause Treasury yields to rise, we would expect to see corporate bonds outperforming their Treasury counterparts. The results are expected to be modest returns for fixed income portfolios in general, but attractive returns for portfolios that are positioned with these expectations in mind. Although we think equity markets are likely to deliver returns that exceed average fixed-income returns over the next several years, long corporate bonds at the lower end of the investment quality scale appear to offer attractive risk-reward characteristics compared to equities at this time.

Dividend policy. In light of the pronounced downward trend in market interest rates over the past year, the Fund likely will be pressured to reduce its dividend rate at some point, since reinvesting coupons in bonds with ever-lower yields will inevitably lead to an erosion of the Fund’s ability to maintain its current dividend yield. Please be assured that we are striving to pay a relatively high and stable dividend without compromising the long-term stability of principal.

Our beliefs were challenged this past year, and we have responded not by changing our practices, but by sticking to them with even more vigor and dedication. We suffer no illusions that the investment environment will take a dramatic turn for the better; however, we do believe that our strategies will prove rewarding over the long haul.

Sincerely,

James W. Hirschmann

President

January 31, 2003

SCHEDULE OF INVESTMENTS

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	145.6%

Corporate Bonds and Notes	95.1%
Advertising	0.4%
Vertis Inc.		10.875%	06/15/09	$500	$520	A

Aerospace/Defense	2.5%
BAE Systems 2001 Asset Trust		6.664%	09/15/13	349	376	A
Northrop Grumman Corporation		7.750%	02/15/31	1,000	1,199	B
Raytheon Company		6.750%	08/15/07	1,000	1,109	B
Raytheon Company		7.200%	08/15/27	1,000	1,093

					3,777
Apparel	0.7%
Levi Strauss & Co.		7.000%	11/01/06	500	435
Russell Corporation		9.250%	05/01/10	500	535

					970
Auto Parts and Equipment	0.7%
American Axle & Manufacturing Inc.		9.750%	03/01/09	1,000	1,073

Automotive	3.3%
Asbury Automotive Group Inc.		9.000%	06/15/12	375	326
DaimlerChrysler NA Holdings Corp.		7.300%	01/15/12	1,000	1,122	B
DaimlerChrysler NA Holdings Corp.		8.500%	01/18/31	1,000	1,231
Ford Motor Company		7.450%	07/16/31	2,700	2,349

					5,018
Banking and Finance	5.5%
Boeing Capital Corporation		6.500%	02/15/12	1,000	1,066
Ford Motor Credit Company		7.250%	10/25/11	1,700	1,652
Fuji JGB Inv LLC		9.870%	06/30/08	2,000	1,775	A,E
General Motors Acceptance Corporation		7.000%	02/01/12	2,000	2,008
Household Finance Corporation		8.000%	07/15/10	610	689
Household Finance Corporation		7.000%	05/15/12	1,060	1,161

					8,351
Banks	2.6%
Bank of America Corporation		7.400%	01/15/11	1,250	1,472	B
Bank One Corporation		5.250%	01/30/13	1,300	1,338
US Bank NA		6.375%	08/01/11	750	841
Washington Mutual Bank FA		5.500%	01/15/13	250	255

					3,906
Building Materials	0.5%
Nortek Holdings, Inc.		9.875%	06/15/11	750	751

Cable	0.7%
Charter Communications Holdings, LLC		8.625%	04/01/09	1,000	445
Comcast Cable Communications, Inc.		6.750%	01/30/11	500	520

					965

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Casino Resorts	0.4%
Mandalay Resort Group		10.250%	08/01/07	$500	$549

Chemicals	2.3%
FMC Corporation		10.250%	11/01/09	250	270	A
Huntsman International LLC		9.875%	03/01/09	500	500
Lyondell Chemical Company		9.625%	05/01/07	500	480
Millenium America Inc.		9.250%	06/15/08	250	260	A
The Dow Chemical Company		6.125%	02/01/11	2,000	2,061

					3,571
Commercial Services and Supplies	0.6%
Coinmach Corporation		9.000%	02/01/10	875	918

Computer Services & Systems	0.5%
Electronic Data Systems Corporation		7.450%	10/15/29	500	465
International Business Machines Corporation		4.250%	09/15/09	250	255

					720
Consumer Products	0.3%
Salton, Inc.		10.750%	12/15/05	500	486

Containers and Packaging	0.5%
Graphic Packaging Corporation		8.625%	02/15/12	500	526
Packaging Corp. of America		9.625%	04/01/09	250	268

					794
Diversified Financial Services	3.4%
CIT Group Inc.		7.750%	04/02/12	2,000	2,246
Citigroup Inc		6.625%	06/15/32	1,000	1,092
General Electric Capital Corporation		4.250%	01/15/08	740	759
General Electric Capital Corporation		6.000%	06/15/12	700	756	B
General Electric Capital Corporation		5.450%	01/15/13	250	260

					5,113
Diversified Services	1.5%
Loews Corporation		3.125%	09/15/07	2,500	2,238	C

Electric	2.2%
Mirant Americas Generation LLC		8.300%	05/01/11	750	356
Mirant Americas Generation LLC		9.125%	05/01/31	750	334
Niagara Mohawk Power Corporation		7.750%	10/01/08	1,500	1,733
Oncor Electric Delivery Co.		7.000%	09/01/22	250	233	A
Orion Power Holdings, Inc.		12.000%	05/01/10	500	360
The AES Corporation		9.500%	06/01/09	500	306

					3,322

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Electronics	0.3%
Amkor Technology, Inc.		9.250%	02/15/08	$177	$149
Amkor Technology, Inc.		10.500%	05/01/09	423	326

					475
Energy	7.5%
American Electric Power Company, Inc.		6.125%	05/15/06	750	739
Calpine Corporation		8.500%	02/15/11	892	388
CMS Energy Corporation		9.875%	10/15/07	660	627
Dominion Resources, Inc.		5.700%	09/17/12	1,520	1,577
Duke Energy Corporation		6.250%	01/15/12	250	261
Duke Energy Field Services LLC		7.875%	08/16/10	750	794
Exelon Generation Co. LLC		6.950%	06/15/11	2,000	2,162
FirstEnergy Corp.		5.500%	11/15/06	750	754
FirstEnergy Corp.		6.450%	11/15/11	1,500	1,492
FirstEnergy Corp.		7.375%	11/15/31	1,000	969
MidAmerican Energy Holdings Company		5.875%	10/01/12	250	253	A
Peabody Energy Corporation		9.625%	05/15/08	500	528
Progress Energy, Inc.		7.100%	03/01/11	250	275
TXU Corp.		6.375%	06/15/06	500	458

					11,277
Entertainment	1.4%
Regal Cinemas, Inc.		9.375%	02/01/12	1,000	1,065
Six Flags, Inc.		9.750%	06/15/07	1,000	970

					2,035
Environmental Services	4.2%
Allied Waste North America Incorporated		8.500%	12/01/08	212	213
Allied Waste North America Incorporated		10.000%	08/01/09	788	782
Republic Services, Inc.		6.750%	08/15/11	2,000	2,187
Waste Management, Inc.		7.375%	08/01/10	1,000	1,094
Waste Management, Inc.		7.375%	05/15/29	2,000	2,067
Waste Management, Inc.		7.750%	05/15/32	40	43	A

					6,386
Food, Beverage and Tobacco	4.1%
DIMON Incorporated		9.625%	10/15/11	500	529
Nabisco Incorporated		7.550%	06/15/15	1,500	1,862	B
Philip Morris Companies Inc.		7.750%	01/15/27	1,000	1,100	B
R.J. Reynolds Tobacco Holdings, Inc.		7.750%	05/15/06	2,000	2,181
Sara Lee Corporation		6.250%	09/15/11	500	561	B

					6,233
Gaming	1.1%
Ameristar Casinos, Inc.		10.750%	02/15/09	500	547
Boyd Gaming Corporation		9.500%	07/15/07	500	524
Isle of Capri Casinos, Inc.		9.000%	03/15/12	500	520

					1,591

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Gas and Pipeline Utilities	3.4%
Dynegy Holdings Inc.		8.125%	03/15/05	$750	$285
Dynegy Holdings Inc.		8.750%	02/15/12	1,850	648
Kinder Morgan, Inc.		6.650%	03/01/05	1,000	1,062
Texas Eastern Transmission		5.250%	07/15/07	750	770
The Williams Companies, Inc.		7.500%	01/15/31	500	313
The Williams Companies, Inc.		7.750%	06/15/31	1,500	937
The Williams Companies, Inc.		8.750%	03/15/32	1,700	1,113	A

					5,128
Healthcare	0.6%
Extendicare Health Services, Inc.		9.350%	12/15/07	500	415
Rotech Healthcare Inc.		9.500%	04/01/12	500	501	A

					916
Home Building	1.0%
Atrium Companies, Inc.		10.500%	05/01/09	500	485
Schuler Homes, Inc.		9.375%	07/15/09	500	510
The Ryland Group, Inc.		9.750%	09/01/10	500	547

					1,542
Industrial Services	0.3%
Johnsondiversey Inc.		9.625%	05/15/12	415	437	A

Insurance	0.4%
Willis Corroon Corporation		9.000%	02/01/09	500	528

Investment Banking/Brokerage	5.7%
Credit Suisse First Boston, USA		6.500%	01/15/12	2,250	2,405
J.P. Morgan Chase & Co.		6.625%	03/15/12	1,750	1,897	B
Lehman Brothers Holdings Inc.		6.625%	01/18/12	1,200	1,328
Morgan Stanley Dean Witter & Co.		6.600%	04/01/12	1,500	1,662
The Goldman Sachs Group, Inc.		6.600%	01/15/12	1,200	1,326	B

					8,618

Lodging/Hotels	1.3%
Extended Stay America, Inc.		9.875%	06/15/11	965	980
Felcor Lodging LP		9.500%	09/15/08	500	510
Meristar Hospitality Corporation		10.500%	06/15/09	500	456	A

					1,946
Machinery	1.4%
AGCO Corporation		9.500%	05/01/08	281	303
Joy Global Inc.		8.750%	03/15/12	580	605
NMHG Holdings Co.		10.000%	05/15/09	295	295
Terex Corporation		10.375%	04/01/11	1,000	940

					2,143

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Manufacturing (Diversified)	0.5%
Interface, Inc.		10.375%	02/01/10	$750	$728

Media	3.6%
AOL Time Warner Inc.		6.150%	05/01/07	250	260
AOL Time Warner Inc.		6.875%	05/01/12	1,000	1,056
Liberty Media Corporation		3.750%	02/15/30	3,020	1,559	C
LIN Holdings Co.		10.000%	03/01/03	275	281	E
News America Holdings Incorporated		6.625%	01/09/08	300	321
News America Holdings Incorporated		8.875%	04/26/23	400	444
Paxson Communications Corporation		10.750%	07/15/08	500	493
Viacom Inc		5.625%	08/15/12	1,000	1,067

					5,481
Medical Care Facilities	0.2%
HEALTHSOUTH Corporation		10.750%	10/01/08	208	176
Vanguard Health Systems, Inc.		9.750%	08/01/11	137	131

					307
Medical Products	0.7%
Fresenius Medical Care Capital Trust II		7.875%	02/01/08	1,000	985

Mining	0.2%
Better Minerals & Aggregates Company		13.000%	09/15/09	750	270

Office Equipment and Supplies	0.2%
Xerox Corporation		0.570%	04/21/18	360	227	C

Oil and Gas	4.2%
Anadarko Finance Company		6.750%	05/01/11	750	845
Anadarko Finance Company		7.500%	05/01/31	1,000	1,189	B
ConocoPhillips		4.750%	10/15/12	1,000	1,005	A,B
El Paso Corporation		7.625%	07/15/11	500	335
El Paso Corporation		7.750%	01/15/32	2,450	1,519
Magnum Hunter Resources, Inc.		9.600%	03/15/12	500	531
Mission Resources Corporation		10.875%	04/01/07	625	375
Vintage Petroleum, Inc.		7.875%	05/15/11	500	488

					6,287
Paper and Forest Products	3.0%
Georgia-Pacific Corp.		8.875%	05/15/31	575	494
MeadWestvaco Corporation		6.850%	04/01/12	500	555
Potlatch Corporation		10.000%	07/15/11	725	794
Weyerhaeuser Company		6.750%	03/15/12	1,500	1,636
Weyerhaeuser Company		7.375%	03/15/32	1,000	1,084

					4,563

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Publishing	0.3%
Dex Media East LLC		12.125%	11/15/12	$375	$415	A

Real Estate	0.3%
Ventas Realty, Limited Partnership		8.750%	05/01/09	340	352
Ventas Realty, Limited Partnership		9.000%	05/01/12	160	167

					519
Retail	1.1%
J.C. Penney Company, Inc.		7.400%	04/01/37	580	586
Saks Incorporated		9.875%	10/01/11	500	522
The Gap, Inc.		6.900%	09/15/07	500	488

					1,596
Special Purposes	1.1%
H&E Equipment and Finance		11.125%	06/15/12	500	375	A
PCA LLC/PCA Finance Corp.		11.875%	08/01/09	320	325	A
RH Donnelley Finance Corp.		10.875%	12/15/12	299	326	A
Terra Capital, Inc.		12.875%	10/15/08	275	296
UCAR Finance Inc.		10.250%	02/15/12	500	398

					1,720
Steel (Producers)	0.3%
AK Steel Corp.		7.750%	06/15/12	500	504	A

Telecommunications	9.7%
AT&T Corp.		7.300%	11/15/11	2,000	2,186
BellSouth Corporation		6.000%	10/15/11	2,000	2,193	B
Citizens Communications Company		8.500%	05/15/06	250	277
EchoStar DBS Corporation		9.375%	02/01/09	631	667
Insight Midwest, L.P.		10.500%	11/01/10	663	645
PanAmSat Corporation		8.500%	02/01/12	380	363
Qwest Capital Funding, Inc.		7.250%	02/15/11	1,000	640
Qwest Capital Funding, Inc.		7.750%	02/15/31	1,000	560
Qwest Corporation		6.875%	09/15/33	373	287
SBC Communication Inc.		6.250%	03/15/11	1,000	1,102	B
Sprint Capital Corporation		6.000%	01/15/07	1,500	1,418
Sprint Capital Corporation		8.375%	03/15/12	1,000	995
Triton PCS, Inc.		8.750%	11/15/11	500	405
Verizon Global Funding Corp.		4.250%	09/15/05	1,130	1,189	C
Verizon Global Funding Corp.		0.000%	05/15/21	2,200	1,271	C,D
WorldCom, Inc.—WorldCom Group		7.875%	05/15/03	616	145	F
WorldCom, Inc.—WorldCom Group		7.500%	05/15/11	1,000	235	F

					14,578

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes (CONTINUED)

Telecommunications (Cellular/Wireless)	1.0%
AT&T Wireless Services Inc.		7.500%	05/01/07	$500	$515
Cingular Wireless LLC		6.500%	12/15/11	250	270
Nextel Communications, Inc.		9.375%	11/15/09	345	312
Rural Cellular Corporation		9.750%	01/15/10	250	150
Verizon Wireless Capital LLC		5.375%	12/15/06	250	261

					1,508
Transportation	7.4%
Avis Group Holdings, Inc		11.000%	05/01/09	500	547
Continental Airlines, Inc.		8.048%	11/01/20	880	773
Delta Airlines, Inc.		6.718%	01/02/23	3,750	3,961
Kansas City Southern Railway		9.500%	10/01/08	275	303
Union Pacific Corporation		6.125%	01/15/12	2,000	2,188	B
United Air Lines, Inc.		7.783%	01/01/14	643	504
US Airways, Inc.		6.760%	04/15/08	1,652	1,405
US Airways, Inc.		8.360%	01/20/19	1,843	1,490

					11,171
Total Corporate Bonds and Notes (Identified Cost—$138,938)					143,166

Asset-backed Securities	9.0%
Fixed Rate Securities	8.2%
Ace 2002-M Trust		0.000%	10/13/17	312	6	D
ARG Funding Corp. 1999-IA		6.020%	05/20/05	1,000	1,026	A
Conseco Finance Securitizations Corp. 2000-4		7.730%	04/01/32	2,000	2,088
Conseco Finance Securitizations Corp. 2002-1		6.681%	12/01/32	2,617	2,569
Conseco Recreational Enthusiast Consumer Trust 2000-A		8.480%	11/15/20	1,500	1,623
Green Tree Financial Corporation 1992-2		9.150%	01/15/18	1,500	1,365
Green Tree Financial Corporation 1999-4		6.970%	05/01/31	1,500	1,526
Saxon Asset Securities Trust 2000-2		8.370%	07/25/30	2,000	2,138

					12,341
Floating Rate SecuritiesE	0.1%
Korea Asset Funding Ltd. 2000-1A		3.710%	02/10/09	137	137	A

Stripped Securities	0.7%
Bayview Financial Acquisition Trust 2002-FA		5.500%	06/25/05	6,000	1,080	A,G

Total Asset-backed Securities (Identified Cost—$20,100)					13,558

Mortgage-backed Securities	4.7%

Fixed Rate Securities	4.6%
Asset Securitization Corporation 1996-D2		6.920%	02/14/29	630	675
Commercial Mortgage Acceptance Corporation 1997-ML1		6.570%	12/15/30	1,250	1,385

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-backed Securities (CONTINUED)

Fixed Rate Securities (continued)
Commercial Mortgage Acceptance Corporation 1997-ML1		6.735%	12/15/30	$1,776	$1,953
Enterprise Mortgage Acceptance Company 1998-1		6.110%	01/15/25	283	285	A
Enterprise Mortgage Acceptance Company 1999-1		6.420%	10/15/25	455	182	A
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	05/15/30	631	691
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.974%	05/15/30	1,000	1,085
Nomura Asset Securities Corporation 1996-MD5		7.120%	04/13/39	520	581

					6,837
Stripped Securities	0.1%
LB-UBS Commercial Mortgage Trust 2001-C3		1.214%	06/15/36	3,263	191	A,G

Total Mortgage-backed Securities (Identified Cost—$6,858)					7,028

Yankee BondsH	36.5%

Building Products	0.2%
Ainsworth Lumber Co. Ltd.		13.875%	07/15/07	250	268

Chemicals	0.3%
Avecia Group plc		11.000%	07/01/09	500	390

Electric	1.3%
Hydro-Quebec		6.300%	05/11/11	1,700	1,935	B

Electronics	0.4%
Flextronics International Ltd.		9.875%	07/01/10	500	539

Energy	3.1%
Korea Electric Power Corporation		7.750%	04/01/13	2,000	2,408	B
Petroliam Nasional Berhad		7.750%	08/15/15	2,000	2,309	A,B

					4,717
Entertainment	0.1%
Alliance Atlantis Communications Inc.		13.000%	12/15/09	107	117

Foreign Government	19.4%
Dominican Republic		9.500%	09/27/06	370	392	A
Federative Republic of Brazil		11.500%	03/12/08	360	274
Federative Republic of Brazil		14.500%	10/15/09	1,050	872
Federative Republic of Brazil		12.000%	04/15/10	170	124
Federative Republic of Brazil		2.625%	04/15/12	600	324	I
Federative Republic of Brazil		8.000%	04/15/14	4,926	3,227
Federative Republic of Brazil		11.000%	08/17/40	1,140	710

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee Bonds (CONTINUED)

Foreign Government (continued)
Republic of Bulgaria		8.250%	01/15/15	$160	$175	A
Republic of Bulgaria		8.250%	01/15/15	3,413	3,729
Republic of Colombia		10.500%	07/09/10	550	577
Republic of Colombia		11.750%	02/25/20	1,940	2,076
Republic of Equador		12.000%	11/15/12	515	288	A
Republic of Panama		9.625%	02/08/11	1,420	1,551
Republic of Panama		5.000%	07/17/14	1,876	1,673	E
Republic of Peru		4.500%	03/07/17	4,087	3,177	I
Republic of Philippines		9.875%	01/15/19	1,770	1,752
Republic of Philippines		10.625%	03/16/25	950	978
Republic of Turkey		11.750%	06/15/10	190	201
Republic of Turkey		11.875%	01/15/30	190	199
Russian Federation		8.250%	03/31/10	990	1,047
Russian Federation		5.000%	03/31/30	1,690	1,335	E
Russian Ministry of Finance		3.000%	05/14/06	10	9
United Mexican States		8.375%	01/14/11	1,020	1,153
United Mexican States		11.500%	05/15/26	2,460	3,358

					29,201
Insurance	0.9%
Residential Reinsurance LTD		6.326%	06/01/05	300	303	A,I
XL Capital Finance (Europe) plc		6.500%	01/15/12	1,000	1,083

					1,386
Loan Participations	1.9%
Banagricola DPR Funding		2.460%	03/15/10	2,500	2,475	A,I
Morocco A Loan		2.563%	01/01/09	371	339	I

					2,814
Manufacturing (Diversified)	2.1%
Tyco International Group SA		6.375%	10/15/11	1,000	935
Tyco International Group SA		6.875%	01/15/29	2,615	2,301

					3,236
Oil and Gas	1.6%
Anderson Exploration Ltd.		6.750%	03/15/11	2,000	2,193
Western Oil Sands Inc.		8.375%	05/01/12	250	249

					2,442
Pharmaceuticals	0.3%
Biovail Corporation		7.875%	04/01/10	500	500

Services	0.3%
Compagnie Generale de Geophysique SA		10.625%	11/15/07	500	440

Special Purposes	3.7%
Arcel Finance Limited		5.984%	02/01/09	1,200	1,255	A
Burlington Resources Finance		7.400%	12/01/31	900	1,055

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/SHARES	VALUE

Yankee Bonds (CONTINUED)

Special Purposes (continued)
MDP Acquisitions PLC		9.625%	10/01/12	$500	$520	A
PDVSA Finance Ltd.		8.500%	11/16/12	2,000	1,580
Petrozuata Finance, Inc.		8.220%	04/01/17	2,000	1,220	A

					5,630
Telecommunications (Cellular/Wireless)	0.2%
Vodafone Group PLC		7.750%	02/25/10	250	295

Transportation	0.7%
Canadian Pacific Railway		6.250%	10/15/11	1,000	1,102	B

Total Yankee Bonds (Identified Cost—$54,386)					55,012

Preferred Stocks	0.3%
CSC Holdings Inc.				5	475

Total Preferred Stocks (Identified Cost—$485)					475

Total Long-Term Securities (Identified Cost—$220,767)					219,239

Short-Term Securities Options PurchasedJ U.S. Treasury Note Futures Put, March 2003, Strike Price $112.00 (Identified Cost—$369)	N.M.			181K	79

Total Investments (Identified Cost—$221,136)	145.6%				219,318
Other Assets Less Liabilities	2.2%				3,296
Liquidation value of preferred shares	(47.8)%				(72,000)

Net Assets Applicable to Common Shareholders	100.0%				$150,614

SCHEDULE OF INVESTMENTS (CONTINUED)

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

	EXPIRATION	ACTUAL CONTRACTSK	APPRECIATION (DEPRECIATION)

Futures Contracts WrittenJ
Euro Dollar Futures	March 2003	100	$(570)
U.S. Treasury Note Futures	March 2003	230	(401)
U.S. Treasury Note Futures	March 2003	16	(35)

			$(1,006)

Options WrittenJ
Euro Dollar Futures Put, Strike Price $98.25	March 2003	100	$42
U.S. Treasury Note Futures Call, Strike Price $112.00	March 2003	300	(297)
U.S. Treasury Note Futures Call, Strike Price $113.00	March 2003	200	(79)
U.S. Treasury Note Futures Call, Strike Price $114.00	March 2003	200	(167)
U.S. Treasury Note Futures Put, Strike Price $111.00	March 2003	685	468

			$(33)

A	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 14.0% of net assets applicable to common shareholders.
B	Collateral to cover futures contracts.
C	Convertible Bond – Bond may be converted into common stock of the company.
D	Zero-coupon Bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
E	Stepped-coupon security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends.
F	Bond is in default as of December 31, 2002.
G	Stripped Security – Security with interest-only payment streams. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
H	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
I	Indexed Security – The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate is as of December 31, 2002.
J	Options and futures are described in more detail in the Notes to Financial Statements.
K	Represents actual number of contracts.

N.M. Not meaningful

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

Western Asset Premier Bond Fund

December 31, 2002

(Amounts in Thousands)

Assets
Investments, at value (cost $221,136)	$219,318
Cash	1,377
Interest and dividends receivable	4,619
Receivable for securities sold	829
Variation margin receivable for futures contracts	38

Total assets	226,181

Liabilities
Options written (proceeds $1,520)	1,553
Dividends to Common Shareholders	1,290
Preferred Shares offering expense payable	399
Investment management and administrative fees payable	104
Accrued expenses and other liabilities	221

Total liabilities	3,567

Preferred shares
$25 liquidation value per share	72,000

Net Assets Applicable to Common Shareholders	$150,614

Composition of Net Assets Applicable to Common Shareholders
Common shares, no par value, unlimited number of shares authorized, 11,102 shares issued and outstanding (Note 6)	157,372
Undistributed net investment income	72
Accumulated net realized gain/(loss) on investments, options and futures	(3,973)
Net unrealized appreciation/(depreciation) on investments, options, and futures	(2,857)

Net Assets Applicable to Common Shareholders	$150,614

Net asset value per common share:
($150,614 ÷ 11,102 common shares issued and outstanding)	$13.57

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Western Asset Premier Bond Fund

For the Period Ended December 31, 2002*

(Amounts in Thousands)

Investment Income:
Interest	$12,707
Dividends	74

Total income	12,781

Expenses:
Advisory and administration fees	733
Audit and legal fees	83
Custodian fees	46
Organization expense	58
Preferred shares fees and expenses	77
Registration fees	33
Reports to shareholders	36
Transfer agent and shareholder servicing fee	17
Trustees’ fees	114
Other expenses	25

Total operating expenses	1,222
Interest expense	546

Total expenses	1,768

Net Investment Income	11,013

Net Realized and Unrealized Gain/(Loss) on Investments, Options and Futures
Realized gain/(loss) on:
Investments	(1,802)
Options	1,711
Futures	(3,869)

(3,960)

Unrealized appreciation/(depreciation) on investments, options and futures	(2,857)

Net realized and unrealized gain/(loss) on investments, options and futures	(6,817)

Change in net assets resulting from operations	4,196

Dividends to Preferred Shareholders from Net Investment Income	(323)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,873

*	March 28, 2002 (commencement of operations)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

Western Asset Premier Bond Fund

(Amounts in Thousands)

FOR THE PERIOD ENDED DECEMBER 31, 2002*

Change in Net Assets Applicable to Common Shareholders
Net investment income	$11,013
Net realized gain/(loss) on investments, options and futures	(3,960)
Unrealized appreciation/(depreciation) on investments, options and futures	(2,857)

Change in net assets resulting from operations	4,196

Dividends to Preferred Shareholders from net investment income	(323)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations	3,873

Distributions to Common Shareholders
From net investment income	(10,631)

Capital Transactions
Proceeds from initial common shares offering	156,143
Offering costs from common shares issuance	(270)
Offering costs from preferred shares issuance	(1,228)
Reinvestment of dividends resulting in the issuance of common shares	2,627

157,272

Net change in net assets applicable to common shareholders	150,514

NET ASSETS
Beginning of period	100
End of period	$150,614

Undistributed net investment income	$72

*	March 28, 2002 (commencement of operations)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

Western Asset Premier Bond Fund

For the Period Ended December 31, 2002*

(Amounts in Thousands)

Increase (Decrease) in Cash
Cash flows provided from (used for) operating activities:
Interest and dividends received	$7,897
Expenses paid	(897)
Interest expense paid	(546)
Proceeds from sales and maturities of short-term investments, net	67
Purchase of long-term portfolio investments	(460,592)
Proceeds from sale of long-term portfolio investments	237,393
Margin variation from futures transactions	(4,914)
Net premiums received from purchased and written options transactions	2,862

Net cash provided from (used for) operating activities	(218,730)

Cash flows provided from (used for) financing activities:
Net cash provided from common shares initial public offering	155,873
Net cash provided from preferred shares initial public offering	71,171
Cash dividends paid to common and preferred shareholders	(7,037)

Net cash provided from (used for) financing activities	220,007

Net increase in cash	1,277
Cash at beginning of period	100

Cash at end of period	$1,377

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used for Operating Activities
Net increase in net assets resulting from operations	$4,196

Increase in investments	(224,582)
Net realized loss on investments transactions	3,960
Net change in unrealized appreciation/depreciation on investments	2,857
Increase in receivable for securities sold	(829)
Increase in interest and dividends receivable	(4,619)
Increase in margin variation	(38)
Increase in accrued expenses and other liabilities	325

Total adjustments	(222,926)

Net cash provided by (used for) operating activities	$(218,730)

*	March 28, 2002 (commencement of operations)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Western Asset Premier Bond Fund

Contained below is per share operating performance data for a common share outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	FOR THE PERIOD ENDED DECEMBER 31, 2002*

Investment Operations:
Net asset value per common share, beginning of period	$14.32	(1)

Net investment income(2)	1.02
Net realized and unrealized gain/(loss) on investments, options and futures	(0.63)
Dividends to Preferred Shareholders	(0.03)

Total from investment operations applicable to Common Shareholders	0.36

Dividends to Common Shareholders
From net investment income	(0.97)

Offering costs charged to paid in capital	(0.14)

Net asset value per common share, end of period(3)	$13.57

Market value, end of period(3)	$14.25

Total investment return based on:(4)
Market Value	1.98%
Net Asset Value	1.87%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data
Net assets applicable to common shareholders, end of year (in thousands)	$150,614
Expenses	1.55	%(6)
Expenses, excluding interest expense	1.07	%(6)
Net investment income(5)	9.37	%(6)

Portfolio turnover rate	111%

Asset Coverage on preferred shares per $1,000, at year end	$3,141

(1)	Net of sales load of $0.68 on initial shares issued.
(2)	Based on average shares outstanding.
(3)	Net asset value and market value are published in The Wall Street Journal each Monday.
(4)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.
(5)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred share dividends to average net assets of common shareholders is 9.66%.
(6)	Annualized.
*	March 28, 2002 (commencement of operations)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Western Asset Premier Bond Fund

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state, industry or region.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities owned by the Fund for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting under their supervision. In determining fair value, the Board and management consider all relevant qualitative and quantitative information available. The factors considered in making such valuations are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, such estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Securities with remaining maturities of 60 days or less are generally valued at amortized cost.

Foreign Currency Transactions

Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at current rates or at such other rates as the Trustees or persons acting at their direction may determine. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price thereby determining the yield during the buyer’s holding period. A reverse repurchase agreement involves the risk that the market value of the securities the Fund has sold and is obligated to repurchase exceeds the cash collateral retained by the Fund. In the event the buyer of the securities under a repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a reverse repurchase agreement, it will segregate, on its books, liquid assets having a value at least equal to the repurchase price. The Fund had no reverse repurchase agreements outstanding at

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Western Asset Premier Bond Fund

(Amounts in Thousands)

December 31, 2002. For the period from March 28, 2002 through September 20, 2002, the average amount of reverse repurchase agreements outstanding was $64,327 and the daily weighted average interest rate was 1.74%.

Options

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations.

Swap Agreements

The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Fund will not enter into any swap agreement unless Western Asset Management Company (“Western Asset”) and Western Asset Management Limited (“WAML”) believe that the other party to the transaction is creditworthy, the Fund does bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty. Swap agreements are priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation. The Fund had no open swap agreements at December 31, 2002.

Futures

The Fund may enter into futures contracts in connection with its interest rate management strategy or for other purposes. Risks arise from the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with the changes in interest rates or may move in a manner not anticipated by the Advisers. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin”. Futures contracts are marked-to-market on a daily basis. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. The open short futures positions and related appreciation or depreciation at December 31, 2002 are described at the end of the “Schedule of Investments”.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must segregate collateral consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund had no open short sales at December 31, 2002.

Distributions to Common Shareholders

Net investment income for dividend purposes is recorded on the accrual basis and consists of interest and dividends less expenses. All premiums and discounts are amortized for financial reporting and tax purposes using the effective interest method over the period to maturity of the security and serve to reduce or increase interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are paid monthly to common shareholders. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under tax regulations.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Use of Estimates

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Western Asset Premier Bond Fund

(Amounts in Thousands)

Reclassification of Capital Accounts

The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the period ended December 31, 2002, the Fund increased accumulated net realized losses on investments, options and futures by $13 and increased undistributed net investment income by $13.

Federal Income Taxes

No provision for federal income or excise taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

2. Financial Instruments:

Forward Foreign Currency Exchange Contracts

The Fund may use various instruments, including forward foreign currency exchange contracts to help manage its currency exposure. Forward foreign exchange contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These contracts involve market risk in excess of amounts reflected in the Financial Statements. Although contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no outstanding forward foreign currency exchange contracts as of December 31, 2002.

Option Transactions

A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. A risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Activity in call and put options during the year was as follows:

	CALLS		PUTS
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Options outstanding at March 28, 2002 *	—	—	—	—
Options written	1,111	$1,274	3,621	$3,590
Options closed	(11)	(9)	(2,816)	$(2,858)
Options expired	(400)	(439)	(20)	$(38)
Options exercised	—	—	—	—

Options outstanding at December 31, 2002	700	$826	785	$694

*	commencement of operations

3. Portfolio Transactions:

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies’ securities) aggregated $335,469 and $93,647, respectively, for the period ended December 31, 2002. There were purchases of $125,123 and sales of $144,553 of U.S. government and government agency obligations for the period ended December 31, 2002.

At December 31, 2002, the cost of securities for federal income tax purposes was $219,913. Accordingly, gross unrealized appreciation of investments was $10,136 and gross unrealized depreciation of investments was $12,285, resulting in net unrealized depreciation of $2,149.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Western Asset Premier Bond Fund

(Amounts in Thousands)

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

December 31, 2002
Distribution paid from:
Ordinary Income	$10,954
Net Long-Term Capital Gains	—

Total Taxable Distribution	10,954

As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$222
Undistributed long-term capital gains—net	—

Total undistributed earnings—net	$222
Capital loss carryforward	(5,139	) *
Unrealized gains/(losses)—net	(1,841	) **

Total accumulated earnings/(losses)—net	$(6,758)

*	At December 31, 2002, the Fund had a net capital loss carryforward of $5,139 which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is primarily attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods of premium and market discount and the mark-to-market rules for options and futures contracts.

5. Common Shares:

Of the 11,101,552 common shares outstanding at December 31, 2002, Western Asset owned 7,494 shares (share amounts are not in thousands).

6. Preferred Shares (amounts are not in thousands):

There are 2,880 shares of Taxable Auction Market Preferred Shares (“Preferred Shares”) authorized. The preferred shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Series M and Series W Preferred Shares are cumulative at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. Dividend rates ranged from 1.43% to 1.95% from September 20, 2002 to December 31, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but the unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements set forth in the Bylaws are not satisfied.

Preferred shareholders, who are entitled to one vote per Preferred Share, generally vote as a single class with the common shareholders, but will vote separately as a class (and, in certain circumstances, vote separately by series) with respect to certain matters set forth in the Bylaws. The preferred shareholders are entitled to elect two Trustees of the Fund.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Western Asset Premier Bond Fund

(Amounts in Thousands)

7. Securities Loaned:

The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of December 31, 2002, there were no securities on loan.

8. Transactions with Affiliates and Certain Other Parties:

The Fund has an Investment Management Agreement with Western Asset. Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. Pursuant to a portfolio management agreement between Western Asset and WAML, Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages.

Under the terms of the Administration Agreement among the Fund, Western Asset and Princeton Administrators, L.P. (the “Administrator”), Western Asset pays the Administrator a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500 (not in thousands).

Western Asset and WAML are wholly owned subsidiaries of Legg Mason, Inc.

9. Trustee Compensation (dollar amounts are not in thousands):

Each Trustee currently receives a fee of $10,000 annually for serving as a Trustee of the Fund, and a fee of $2,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $2,500 per year for serving in that capacity. Audit Committee members receive $1,000 for each meeting, and the Audit Committee Chairman receives an additional $1,000 annually. Other committee members receive $500 per meeting.

REPORT OF INDEPENDENT ACCOUNTANTS

Western Asset Premier Bond Fund

To the Shareholders and Board of Trustees of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders, cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Premier Bond Fund (hereafter referred to as the “Fund”) at December 31, 2002, and the results of its operations, the changes in its net assets applicable to common shareholders, cash flows, and the financial highlights for the period March 28, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

January 31, 2003

FEDERAL TAX INFORMATION (unaudited)

Western Asset Premier Bond Fund

Of the Fund’s ordinary income distributions paid during the year ended December 31, 2002, 1.89% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

WESTERN ASSET PREMIER BOND FUND

Dividend Reinvestment Plan

Western Asset Premier Bond Fund (“WEA”) and EquiServe Trust Company N.A. (“Agent”), as the Transfer Agent and Registrar of WEA, offer a convenient way to add shares of WEA to your account. WEA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WEA unless the shareholder elects otherwise.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WEA, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WEA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WEA will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions for open market purchases by the Agent under the Plan will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to EquiServe Trust Company, N.A., P.O. Box 43011, Providence, Rhode Island 02940-3011—Investor Relations telephone number (866) 290-4386.

TRUSTEES AND OFFICERS

Western Asset Premier Bond Fund

The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 117 East Colorado Blvd., Pasadena, CA 91105.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Independent Trustees
Ronald J. Arnault Age 59	Trustee	Term expires in 2003; served since 2002	Retired (1996) Executive Vice President, Chief Financial Officer and member of the Board of Directors of ARCO.	13	None

John E. Bryson Age 59	Trustee	Term expires in 2003; served since 2002	Chairman and CEO, Edison International, since 1990. Chairman of Southern California Edison Company (1990-1999 and 2003-present). Chief Executive Officer of Southern California Edison Company (1990-1999).	13	Director of The Boeing Company and The Walt Disney Company.

Anita L. DeFrantz Age 50	Trustee	Term expires in 2004; served since 2002	President (since 1987) and Director (since 1990), Amateur Athletic Foundation of Los Angeles. President and Director, Kids in Sports, since 1994. Vice President and Director, International Rowing Federation, 1997–Present. Member, International Olympic Committee (“IOC”), 1986–Present. Member, IOC Executive Board, 1992–2001. Member, U.S. Olympic Committee (“USOC”), 1976–Present. Member, USOC Executive Board, 1997–Present.	13	None

William G. McGagh Age 73	Trustee and Chairman of the Trustees	Term expires in 2004; served since 2002	Consultant, McGagh Associates (corporate financial consulting), since 1989. Chairman of the Board of the John Tracy Clinic and the Los Angeles Orthopaedic Hospital. Formerly, Senior Vice President, Chief Financial Officer and Director of Northrup Grumman Corp. (defense, aerospace and cyberspace products).	13	None

William E.B. Siart Age 56	Trustee	Term expires in 2005; served since 2002	Chairman, Walt Disney Concert Hall, Inc., since 1998. Chairman (since 2000) and President and Chief Executive Officer (1998-2000), Excellent Education Development. Formerly: First Interstate Bancorp (1978-1996), Chairman and Chief Executive Officer (1995-1996).	13	Director of Sybron Dental Specialties

TRUSTEES AND OFFICERS (CONTINUED)

Western Asset Premier Bond Fund

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Louis A. Simpson Age 66	Trustee	Term expires in 2005; served since 2002	President and Chief Executive Officer, Capital Operations, GEICO Corporation, since 1993. Formerly: President and Chief Executive Officer, Western Asset (1977-1979).	13	Director of Comcast Corp. and ResMed Inc.

Interested Trustee
Ronald L. Olson(2) Age 61	Trustee	Term expires in 2005; served since 2002	Senior Partner, Munger, Tolles & Olson (a law partnership); Chairman of the Board of Trustees, RAND Corporation (nonprofit institution).	13	Director of Edison International, City National Corp. and Berkshire Hathaway Inc.

Officers
James W. Hirschmann Age 42	President	Served since 2001(3)

Director, President and Chief Executive Officer, Western Asset, March 1999 to present; Member, Board of Directors of Independent Colleges and Universities; Member, Board of Trustees of Widener College; President, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. Formerly: Director of Marketing, Western Asset, April 1989 to 1999; Vice President and Director of Marketing, Financial Trust Corporation (bank holding company), 1988 to 1989; Vice President of Marketing, Atalanta/Sosnoff Capital (investment management company), 1986 to 1988.

				N/A	N/A

Ilene S. Harker Age 48	Vice President	Served since 2001(3)

Secretary and Director of Compliance and Controls, Western Asset, 1978 to present; Vice President, Pacific American Income Shares, Inc., since April 1996; Vice President, Western Asset Funds, Inc., since November 1990.

				N/A	N/A

S. Kenneth Leech Age 48	Vice President	Served since 2001(3)

Chief Investment Officer, Western Asset, 1998 to present; Vice President, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. Formerly: Director of Portfolio Management, Western Asset, 1990 to 1998; Senior Trader, Greenwich Capital, 1988 to 1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1980 to 1987; Portfolio Manager of National Bank of Detroit, 1977 to 1980.

				N/A	N/A

TRUSTEES AND OFFICERS (CONTINUED)

Western Asset Premier Bond Fund

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Marie K. Karpinski Age 54	Treasurer and Principal Financial and Accounting Officer	Served since 2001(3)

Vice President, Legg Mason Wood Walker, Incorporated, 1992 to present; Vice President and Treasurer of all Legg Mason retail funds (open-end investment companies), 1986 to present; Vice President and Treasurer of Legg Mason Charles Street Trust, Inc. (open-end investment company) and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., 2001 to present. Formerly: Assistant Treasurer of Pacific American Income Shares, Inc., 1988 to 2001.

				N/A	N/A

Erin K. Morris Age 36	Assistant Treasurer	Served since 2001(3)

Assistant Vice President of Legg Mason Wood Walker, Incorporated, (2002 to present); Assistant Treasurer (2001 to present) of: Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Funds, Inc., Pacific American Income Shares Inc. and Manager, Fund Accounting, Legg Mason Wood Walker, Incorporated (2000 to present). Formerly: Assistant Manager, Fund Accounting, Legg Mason Wood Walker, Incorporated (1993-2000).

				N/A	N/A

Lisa G. Mrozek Age 40	Secretary	Served since 2001(3)

Senior Compliance Officer, Western Asset; Secretary, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. Member of the Board of Directors of Southern California Dollars for Scholars; Formerly: Assistant Vice President, Fund Business Management, Capital Research and Management Company (an investment management firm), 1990 to 1999.

				N/A	N/A

(1)	Each Trustee also serves as a Director for Pacific American Income Shares, Inc. (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund.
(2)	Because Mr. Olson’s law firm provides legal services to Western Asset Management Company and Western Asset Management Company Limited (the “Advisers”), Mr. Olson is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Fund and the Advisers.
(3)	Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

Western Asset Premier Bond Fund

Board of Trustees

William C. McGagh, * Chairman

Ronald J. Arnault +

John E. Bryson *

Anita L. DeFrantz +

Ronald L. Olson *

William E. B. Siart *+

Louis A. Simpson +

Officers

James W. Hirschmann

President

Ilene S. Harker

Vice President

S. Kenneth Leech

Vice President

Marie K. Karpinski

Treasurer

Erin K. Morris

Assistant Treasurer

Lisa G. Mrozek

Secretary

* Member of Executive Committee

+ Member of Audit Committee

Investment Advisers

Western Asset Management Company

117 East Colorado Boulevard

Pasadena, California 91105

Western Asset Management Company Limited

155 Bishopsgate

London, England EC2N3TY

Transfer Agent

EquiServe Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives  notice that it may, from time to time, repurchase its shares in the open market at the option  of the Board of Trustees and on such terms as the Board of Trustees shall determine.